Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2010

Boston Properties, Inc.

Second Quarter 2010

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties—Lease Expiration Roll Out	26
Grand Total—Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline—Construction in Progress	47
Value Creation Pipeline—Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2010

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President and Chief Operating Officer; Raymond A. Ritchey, Executive Vice President and National Director of Acquisitions and Development; and Michael E. LaBelle, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on a few carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2010)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	144
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	50.7 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	162.1 million
Dividend—Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.80%
Total Combined Market Capitalization	$20.3 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A-(S&P)

Boston Properties, Inc.

Second Quarter 2010

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Dr. Jacob A. Frenkel	E. Mitchell Norville	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Fredrick J. Iseman	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Alan J. Patricof	Michael E. LaBelle	Frank D. Burt
Director	Director, Chair of Audit Committee	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Zoë Baird	Martin Turchin	Peter D. Johnston	Michael R. Walsh
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

		Bryan J. Koop	Arthur S. Flashman
Carol B. Einiger Director	David A. Twardock Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Boston	Vice President, Controller
Mitchell S. Landis Senior Vice President and Regional Manager of Princeton
Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael Walsh, Senior Vice President, Finance
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009
High Closing Price	$83.39	$77.14	$70.80	$70.55	$53.01
Low Closing Price	$71.34	$62.49	$57.25	$43.62	$34.74
Average Closing Price	$77.51	$69.14	$65.43	$57.27	$46.52
Closing Price, at the end of the quarter	$71.34	$75.44	$67.07	$65.55	$47.70
Dividends per share—annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield—annualized	2.80%	2.65%	2.98%	3.05%	4.19%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	162,086	161,911	161,571	161,462	161,345
Closing market value of outstanding shares and units (thousands)	$11,563,216	$12,214,566	$10,836,567	$10,583,834	$7,696,157

(1)	For additional detail, see page 12.

Timing
Quarterly results for the remainder of 2010 will be announced according to the following schedule:

Third Quarter	Late October 2010
Fourth Quarter	Late January 2011

Boston Properties, Inc.

Second Quarter 2010

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
John Eade	Michael Knott / Lukas Hartwich	Thomas Cook	Janice Svec
Argus Research Company	Green Street Advisors	Citi Investment Research	Fitch Ratings
212.427.7500	949.640.8780 / 949.640.8780	212.723.1112	212.908.0304

Jeffrey Spector / Jamie Feldman	Steve Sakwa / Ian Weissman	John Giordano	Karen Nickerson
Bank of America-Merrill Lynch	ISI Group	Credit Suisse Securities	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.446.9462 / 212.446.9461	212.538.4935	212.553.4924

Ross Smotrich / Jeff Langbaum	Mitch Germain	Mark Streeter	James Fielding
Barclays Capital	JMP Securities	J.P. Morgan Securities	Standard & Poor’s
212.526.2306 / 212.526.0971	212.906.3546	212.834.5086	212.438.2452

Michael Bilerman / Joshua Attie	Anthony Paolone / Michael Mueller	Thierry Perrein / Jason Jones
Citigroup Global Markets	J.P. Morgan Securities	Wells Fargo
212.816.1383 / 212.816.1685	212.622.6682 / 212.622.6689	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Sheila McGrath / Kristin Brown
Cowen and Company	Keefe, Bruyette & Woods
646.562.1380 / 646.562.1382	212.887.7793 / 212.887.7738

Andrew Rosivach	Jordan Sadler / Craig Mailman
Credit Suisse	KeyBanc Capital Markets
415.249-7942	917.368.2280 / 917.368.2316

John Perry	Robert Stevenson
Deutsche Bank Securities	Macquarie Research
212.250.4912	212.857.6168

David Toti / Sri Nagarajan	David Rodgers / Mike Carroll
FBR Capital Markets	RBC Capital Markets
646.885.5433 / 646.885.5429	440.715.2647 / 440.715.2649

David Harris	Alexander Goldfarb / James Milam
Gleacher & Company	Sandler O’Neill & Partners
203.532.7332	212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Ross Nussbaum / Rob Salisbury
UBS Securities
212.713.2484 / 212.713.4760

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2010

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Selected Items:
Revenue	$395,958	$379,781	$377,912	$377,303	$389,490
Straight-line rent (1)	$27,038	$29,068	$13,279	$16,224	$12,966
Fair value lease revenue (1)(2)	$19,748	$23,319	$23,705	$24,343	$25,421
Company share of funds from operations from unconsolidated joint ventures	$37,589	$38,923	$31,469	$37,612	$33,447
Lease termination fees (included in revenue) (1)	$4,156	$1,907	$1,060	$474	$14,859
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,263	$10,112	$9,893	$9,848	$9,470
Capitalized interest	$9,023	$8,087	$11,637	$12,982	$12,087
Capitalized wages	$2,745	$2,524	$2,929	$3,037	$2,923
Operating Margins [(rental revenue—rental expense)/rental revenue] (3)	68.1%	67.3%	66.9%	65.9%	68.2%
Impairment losses on investments in unconsolidated joint ventures (4)	$—	$—	$6,198	$—	$7,357
Net income attributable to Boston Properties, Inc.	$61,412	$52,714	$53,317	$65,795	$67,152
Funds from operations (FFO) attributable to Boston Properties, Inc.	$156,870	$149,596	$146,056	$158,450	$166,668
FFO per share—diluted	$1.12	$1.07	$1.04	$1.13	$1.32
Net income attributable to Boston Properties, Inc. per share—basic	$0.44	$0.38	$0.38	$0.47	$0.54
Net income attributable to Boston Properties, Inc. per share—diluted	$0.44	$0.38	$0.38	$0.47	$0.53
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$121,829	$55,328	$120,838	$129,195	$141,494
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (6)	2.73	2.80	3.08	3.50	3.65
Interest Coverage Ratio (including capitalized interest)—cash basis (6)	2.47	2.54	2.67	2.92	3.09
FFO Payout Ratio	44.64%	46.73%	48.08%	44.25%	37.88%
FAD Payout Ratio	65.97%	145.10%	66.29%	61.89%	56.54%

	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Capitalization:
Common Stock Price @ Quarter End	$71.34	$75.44	$67.07	$65.55	$47.70
Equity Value @ Quarter End	$11,563,216	$12,214,566	$10,836,567	$10,583,834	$7,696,157
Total Consolidated Debt	$7,229,300	$6,674,899	$6,719,771	$6,008,990	$5,957,696
Total Consolidated Market Capitalization	$18,792,516	$18,889,465	$17,556,338	$16,592,824	$13,653,853
Total Consolidated Debt/Total Consolidated Market Capitalization (7)	38.47%	35.34%	38.28%	36.21%	43.63%

BXP’s Share of Joint Venture Debt	$1,535,165	$1,520,976	$1,555,494	$1,555,560	$1,555,344
Total Combined Debt	$8,764,465	$8,195,875	$8,275,265	$7,564,550	$7,513,040
Total Combined Market Capitalization (8)	$20,327,681	$20,410,440	$19,111,832	$18,148,384	$15,209,196
Total Combined Debt/Total Combined Market Capitalization (8)(9)	43.12%	40.16%	43.30%	41.68%	49.40%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,311, $9,131, $8,813, $9,641 and $8,993 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(4)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in Accounting Standards Codification (“ASC”) 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(8)	For additional detail, see page 12.
(9)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Second Quarter 2010

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
ASSETS
Real estate	$9,984,329	$9,823,024	$9,817,388	$9,768,619	$9,687,069
Development in progress (1)	632,731	662,809	563,645	976,758	934,397
Land held for future development (1)	732,006	730,201	718,525	241,617	240,377
Less accumulated depreciation	(2,173,300)	(2,103,274)	(2,033,677)	(1,966,780)	(1,901,558)

Total real estate	9,175,766	9,112,760	9,065,881	9,020,214	8,960,285
Cash and cash equivalents	1,703,448	1,220,392	1,448,933	782,106	819,245
Cash held in escrows	25,382	20,848	21,867	20,681	22,289
Marketable securities	7,026	7,592	9,946	10,436	11,173
Tenant and other receivables, net	98,602	102,085	93,240	71,845	78,495
Note receivable (2)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	401,054	376,942	363,121	353,709	340,123
Deferred charges, net	289,388	291,564	294,395	288,642	283,830
Prepaid expenses and other assets	22,385	50,998	17,684	41,977	22,905
Investments in unconsolidated joint ventures	794,650	798,161	763,636	772,167	772,319

Total assets	$12,787,701	$12,251,342	$12,348,703	$11,631,777	$11,580,664

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,608,577	$2,637,534	$2,643,301	$2,643,497	$2,603,597
Unsecured senior notes, net of discount	2,871,909	2,172,525	2,172,389	1,472,740	1,472,617
Unsecured exchangeable senior notes, net of discount	1,748,814	1,864,840	1,904,081	1,892,753	1,881,482
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	177,000	189,633	220,089	229,177	223,909
Dividends and distributions payable	80,865	80,756	80,536	80,463	80,475
Accrued interest payable	80,521	69,166	76,058	49,536	66,463
Other liabilities	95,423	115,755	127,538	131,193	126,560

Total liabilities	7,663,109	7,130,209	7,223,992	6,499,359	6,455,103

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 139,273,399, 139,003,995, 138,880,010, 138,702,374 and 138,548,661 outstanding, respectively	1,393	1,390	1,389	1,387	1,385
Additional paid-in capital	4,394,435	4,381,075	4,373,679	4,362,874	4,353,410
Earnings in excess of dividends	70,426	78,645	95,433	111,463	115,027
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(20,155)	(21,145)	(21,777)	(22,411)	(23,044)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,443,377	4,437,243	4,446,002	4,450,591	4,444,056
Noncontrolling interests:
Common units of the Operating Partnership	619,224	622,263	617,386	620,460	620,752
Property partnerships	6,339	5,975	5,671	5,715	5,101

Total equity	5,068,940	5,065,481	5,069,059	5,076,766	5,069,909

Total liabilities and equity	$12,787,701	$12,251,342	$12,348,703	$11,631,777	$11,580,664

(1)	Effective as of December 31, 2009, land held for future development includes land and improvement costs associated with the Company’s 250 West 55th Street project, which was previously included in development in progress. The Company announced in February 2009 that it was suspending construction of the 1,000,000 square foot office project and during the fourth quarter of 2009 the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future.
(2)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.

Boston Properties, Inc.

Second Quarter 2010

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Revenue:
Rental
Base Rent	$305,823	$302,383	$295,448	$291,602	$304,864
Recoveries from tenants	44,340	45,544	46,769	51,901	49,821
Parking and other	16,423	15,297	15,357	15,883	18,416

Total rental revenue	366,586	363,224	357,574	359,386	373,101
Hotel revenue	8,371	5,903	10,277	6,650	7,396
Development and management services (1)	18,884	8,944	8,277	9,754	8,551
Interest and other	2,117	1,710	1,784	1,513	442

Total revenue	395,958	379,781	377,912	377,303	389,490

Expenses:
Operating	68,039	69,062	69,280	70,261	70,918
Real estate taxes	55,245	55,923	54,908	58,759	53,812
Hotel operating	6,089	5,268	7,717	5,418	5,359
General and administrative (2)(3)	17,648	26,822	19,506	19,989	18,532
Interest (4)(5)	96,755	92,029	88,180	77,090	78,633
Depreciation and amortization	81,400	83,075	79,125	78,181	87,005
Gain from suspension of development (6)	—	(7,200)	—	—	—
Losses from early extinguishments of debt (7)	6,051	2,170	—	16	494
Losses (gains) from investments in securities (2)	678	(200)	(510)	(1,317)	(1,194)

Total expenses	331,905	326,949	318,206	308,397	313,559

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	64,053	52,832	59,706	68,906	75,931
Income (loss) from unconsolidated joint ventures (8)	7,465	7,910	962	6,350	(351)
Gains on sales of real estate (1)	969	1,765	2,078	2,394	4,493

Net income	72,487	62,507	62,746	77,650	80,073
Net income attributable to noncontrolling interests:
Noncontrolling interests in property partnerships	(864)	(804)	(463)	(1,114)	(691)
Noncontrolling interest—common units of the Operating Partnership (9)	(9,250)	(7,870)	(7,841)	(9,662)	(10,629)
Noncontrolling interest in gains on sales of real estate—common units of the Operating Partnership (9)	(125)	(227)	(265)	(307)	(629)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	(836)	(892)	(860)	(772)	(972)

Net income attributable to Boston Properties, Inc.	$61,412	$52,714	$53,317	$65,795	$67,152

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$0.44	$0.38	$0.38	$0.47	$0.54

Net income attributable to Boston Properties, Inc. per share—diluted	$0.44	$0.38	$0.38	$0.47	$0.53

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	Losses (gains) from investments in securities includes $678, $(200), $(486), $(1,285) and $(1,036) and general and administrative expense includes $(675), $288, $444, $1,263 and $1,126 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2010, general and administrative expense includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.
(4)	Interest expense is reported net of capitalized interest of $9,023, $8,087, $11,637, $12,982 and $12,087 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(5)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(6)	On February 6, 2009, the Company announced that it was suspending construction on its 1,000,000 square foot office building at 250 West 55th Street in New York City. During the first quarter of 2009, the Company recognized costs aggregating approximately $27.8 million related to the suspension of development, which amount included a $20.0 million contractual amount due pursuant to a lease agreement. During December 2009, the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and as a result ceased interest capitalization on the project. On January 19, 2010, the Company paid $12.8 million related to the termination of the lease agreement. As a result, the Company recognized approximately $7.2 million of income during the first quarter of 2010.
(7)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on extinguishment of approximately $6.1 million.
(8)	Includes non-cash impairment losses aggregating approximately $6.2 million and $7.4 million for the three months ended December 31, 2009 and June 30, 2009, respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(9)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 12.87%, 12.88%, 12.77%, 12.81% and 13.99% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

Boston Properties, Inc.

Second Quarter 2010

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Net income attributable to Boston Properties, Inc.	$61,412	$52,714	$53,317	$65,795	$67,152
Add:
Noncontrolling interest in gains on sales of real estate—common units of the Operating Partnership	125	227	265	307	629
Noncontrolling interest—common units of the Operating Partnership	9,250	7,870	7,841	9,662	10,629
Noncontrolling interest—redeemable preferred units of the Operating Partnership	836	892	860	772	972
Noncontrolling interests in property partnerships	864	804	463	1,114	691
Less:
Income (loss) from unconsolidated joint ventures	7,465	7,910	962	6,350	(351)
Gains on sales of real estate	969	1,765	2,078	2,394	4,493

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	64,053	52,832	59,706	68,906	75,931
Add:
Real estate depreciation and amortization (1)	111,055	113,618	109,153	108,975	120,359
Income (loss) from unconsolidated joint ventures (2)	7,465	7,910	962	6,350	(351)
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,697	1,755	1,523	1,731	1,199
Noncontrolling interest—redeemable preferred units of the Operating Partnership	836	892	860	772	972

Funds from operations (FFO) attributable to the Operating Partnership	180,040	171,713	167,438	181,728	193,768
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of funds from operations	23,170	22,117	21,382	23,278	27,100

FFO attributable to Boston Properties, Inc. (3)	$156,870	$149,596	$146,056	$158,450	$166,668

FFO per share—basic (2)	$1.13	$1.08	$1.05	$1.14	$1.33

Weighted average shares outstanding—basic	139,113	138,931	138,761	138,641	125,267

FFO per share—diluted (2)	$1.12	$1.07	$1.04	$1.13	$1.32

Weighted average shares outstanding—diluted	141,287	141,058	140,920	140,686	127,081

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $81,400, $83,075, $79,125, $78,181 and $87,005, our share of unconsolidated joint venture real estate depreciation and amortization of $30,124, $31,013, $30,507, $31,262 and $33,798, less corporate related depreciation of $469, $470, $479, $468 and $444 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $6.2 million, or $0.04 per share diluted, and $7.4 million, or $0.05 per share diluted, for the three months ended December 31, 2009 and June 30, 2009, respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009 was 87.13%, 87.12%, 87.23%, 87.19% and 86.01%, respectively.

Boston Properties, Inc.

Second Quarter 2010

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$180,040	159,660	$171,713	159,472	$167,438	159,076	$181,728	159,009	$193,768	145,635
Effect of Dilutive Securities
Convertible Preferred Units	836	1,461	892	1,461	860	1,461	772	1,461	972	1,461
Stock based compensation	—	713	—	666	—	698	—	584	—	353

Diluted FFO	$180,876	161,834	$172,605	161,599	$168,298	161,235	$182,500	161,054	$194,740	147,449
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations	22,965	20,547	21,940	20,541	21,204	20,315	23,080	20,368	26,901	20,368

Company’s share of diluted FFO (1)	$157,911	141,287	$150,665	141,058	$147,094	140,920	$159,420	140,686	$167,839	127,081

FFO per share—basic	$1.13		$1.08		$1.05		$1.14		$1.33

FFO per share—diluted	$1.12		$1.07		$1.04		$1.13		$1.32

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009 was 87.30%, 87.29%, 87.40%, 87.35% and 86.19%, respectively.

Boston Properties, Inc.

Second Quarter 2010

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Basic FFO (see page 9)	$180,040	$171,713	$167,438	$181,728	$193,768
2nd generation tenant improvements and leasing commissions	(26,451)	(90,072)	(28,886)	(26,638)	(34,102)
Straight-line rent (1)	(27,038)	(29,068)	(13,279)	(16,224)	(12,966)
Recurring capital expenditures	(1,996)	(1,044)	(8,854)	(4,443)	(5,702)
Fair value interest adjustment (1)	1,552	1,795	1,755	1,723	1,562
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,263	10,112	9,893	9,848	9,470
Fair value lease revenue (1) (2)	(19,748)	(23,319)	(23,705)	(24,343)	(25,421)
Hotel improvements, equipment upgrades and replacements	(182)	(307)	(198)	(376)	(279)
Non real estate depreciation	469	470	479	468	444
Stock-based compensation	6,334	14,011	6,500	6,483	6,559
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	6,198	—	7,357
Gain from suspension of development	—	(7,200)	—	—	—
Losses from early extinguishments of debt	6,051	2,170	—	—	—
Non-cash termination income (including fair value lease amounts)	(849)	(585)	—	—	(5,153)
Non-cash income from termination of management agreement	(12,212)	—	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	6,596	6,652	3,497	969	5,957

Funds available for distribution to common shareholders and common unitholders (FAD)	$121,829	$55,328	$120,838	$129,195	$141,494

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$64,053	$52,832	$59,706	$68,906	$75,931
Interest expense	96,755	92,029	88,180	77,090	78,633
Depreciation and amortization expense	81,400	83,075	79,125	78,181	87,005
Depreciation from joint ventures	30,124	31,013	30,507	31,262	33,798
Income (loss) from unconsolidated joint ventures	7,465	7,910	962	6,350	(351)
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	6,198	—	7,357
Gain from suspension of development	—	(7,200)	—	—	—
Losses from early extinguishments of debt	6,051	2,170	—	—	—
Non-cash termination income (including fair value lease amounts)	(849)	(585)	—	—	(5,153)
Non-cash income from termination of management agreement	(12,212)	—	—	—	—
Stock-based compensation	6,334	14,011	6,500	6,483	6,559
Straight-line rent (1)	(27,038)	(29,068)	(13,279)	(16,224)	(12,966)
Fair value lease revenue (1)(2)	(19,748)	(23,319)	(23,705)	(24,343)	(25,421)

Subtotal	232,335	222,868	234,194	227,705	245,392
Divided by:

Adjusted interest expense (4)(5)	85,145	79,677	76,033	65,120	67,269
Interest Coverage Ratio	2.73	2.80	3.08	3.50	3.65

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$64,053	$52,832	$59,706	$68,906	$75,931
Interest expense	96,755	92,029	88,180	77,090	78,633
Depreciation and amortization expense	81,400	83,075	79,125	78,181	87,005
Depreciation from joint ventures	30,124	31,013	30,507	31,262	33,798
Income (loss) from unconsolidated joint ventures	7,465	7,910	962	6,350	(351)
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	6,198	—	7,357
Gain from suspension of development	—	(7,200)	—	—	—
Losses from early extinguishments of debt	6,051	2,170	—	—	—
Non-cash termination income (including fair value lease amounts)	(849)	(585)	—	—	(5,153)
Non-cash income from termination of management agreement	(12,212)	—	—	—	—
Stock-based compensation	6,334	14,011	6,500	6,483	6,559
Straight-line rent (1)	(27,038)	(29,068)	(13,279)	(16,224)	(12,966)
Fair value lease revenue (1)(2)	(19,748)	(23,319)	(23,705)	(24,343)	(25,421)

Subtotal	232,335	222,868	234,194	227,705	245,392
Divided by:

Adjusted interest expense (4)(5)(6)	94,168	87,764	87,670	78,102	79,356
Interest Coverage Ratio	2.47	2.54	2.67	2.92	3.09

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,263, $10,112, $9,893, $9,848 and $9,470 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(5)	Excludes amortization of financing costs of $2,347, $2,240, $2,254, $2,122 and $1,894 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.
(6)	Includes capitalized interest of $9,023, $8,087, $11,637, $12,982 and $12,087 for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

Boston Properties, Inc.

Second Quarter 2010

CAPITAL STRUCTURE

Consolidated Debt
(in thousands)
Aggregate Principal June 30, 2010
Mortgage Notes Payable	$2,601,475
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	2,875,000
Unsecured Exchangeable Senior Notes, at face value	1,873,694

Total Debt	7,350,169
Fair Value Adjustment on Mortgage Notes Payable	7,102
Discount on Unsecured Senior Notes	(3,091)
Discount on Unsecured Exchangeable Senior Notes	(11,007)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(113,873)

Total Consolidated Debt	$7,229,300

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/ Average
Principal Amount	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000	$2,875,000
Yield (on issue date)	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%	5.94%
Coupon	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%	5.83%
Public Offering Price	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%	99.78%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A-(negative)	A-(negative)	A-(negative)	A-(negative)	A-(negative)	A-(negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$754	$456	$811	$146	$146	$778	$3,091

Unsecured Senior Notes, net of discount	$699,246	$699,544	$249,189	$299,854	$174,854	$749,222	$2,871,909

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006	Total/ Average
Original Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Principal Amount at Quarter End	$747,500	$676,194 (2)	$450,000	$1,873,694
Yield (on issue date)	4.037%	3.462%	3.787%	3.769%
GAAP Yield	6.555%	5.630%	5.958%	6.078%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$136.34 (3)	$141.98	$99.93
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$5,095	$5,912	$—	$11,007
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$64,988	$22,807	$26,078	$113,873

Unsecured Senior Exchangeable Notes	$677,417	$647,475	$423,922	$1,748,814

Equity
(in thousands)
	Shares/Units Outstanding as of 06/30/10	Common Stock Equivalents		Equivalent (4)
Common Stock	139,273	139,273	(5)	$9,935,736
Common Operating Partnership Units	21,352	21,352	(6)	$1,523,252
Series Two Preferred Operating Partnership Units	1,113	1,461		$104,228

Total Equity		162,086		$11,563,216

Total Consolidated Debt				$7,229,300

Total Consolidated Market Capitalization				$18,792,516

BXP’s share of Joint Venture Debt				$1,535,165	(7)
Total Combined Debt (8)				$8,764,465

Total Combined Market Capitalization (9)				$20,327,681

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	During the second quarter of 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on extinguishment of approximately $6.1 million.
(3)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of June 30, 2010, the exchange price was $136.34 per share.
(4)	Value based on June 30, 2010 closing price of $71.34 per share of common stock.
(5)	Includes 119 shares of restricted stock.
(6)	Includes 1,550 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(7)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(8)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Second Quarter 2010

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments
as of June 30, 2010 (in thousands)
	2010	2011	2012	2013	2014	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$247,715	$97,169	$345	$827	$48,828	$—	$394,884
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$247,715	$97,169	$345	$827	$48,828	$—	$394,884

Fixed Rate Debt

Mortgage Notes Payable	$66,921	$549,209	$105,059	$100,436	$76,409	$1,308,557	$2,206,591
Fair Value Adjusment	2,009	2,605	1,582	632	137	137	7,102

Mortgage Notes Payable	68,930	551,814	106,641	101,068	76,546	1,308,694	2,213,693

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	670,282	450,000	742,405	—	1,862,687
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(19,059)	(39,997)	(29,327)	(23,052)	(2,438)	—	(113,873)

Unsecured Exchangeable Senior Notes	(19,059)	(39,997)	640,955	426,948	739,967	—	1,748,814

Unsecured Senior Notes, net of discount	—	—	—	924,075	—	1,947,834	2,871,909

Total Fixed Debt	$49,871	$511,817	$747,596	$1,452,091	$816,513	$3,256,528	$6,834,416

Total Consolidated Debt	$297,586	$608,986	$747,941	$1,452,918	$865,341	$3,256,528	$7,229,300

GAAP Weighted Average Floating Rate Debt	1.75%	1.66%	4.39%	4.39%	4.39%	0.00%	2.07%
GAAP Weighted Average Fixed Rate Debt	7.88%	7.02%	5.64%	6.22%	6.48%	5.83%	6.08%

Total GAAP Weighted Average Rate	3.09%	6.21%	5.64%	6.22%	6.35%	5.83%	5.86%

Total Stated Weighted Average Rate	2.93%	6.35%	3.97%	5.61%	4.03%	5.77%	5.28%

Unsecured Debt

Unsecured Line of Credit—Matures August 3, 2010 (3)
(in thousands)
Facility	Outstanding @ 06/30/10	Letters of Credit	Remaining Capacity @ 06/30/10
$1,000,000	$—	$9,767	$990,233

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	63.92%	5.03%	5.99%	5.1 years
Secured Debt	36.08%	5.74%	5.64%	4.2 years

Total Consolidated Debt	100.00%	5.28%	5.86%	4.8 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	5.46%	1.84%	2.07%	0.9 years
Fixed Rate Debt	94.54%	5.48%	6.08%	5.0 years

Total Consolidated Debt	100.00%	5.28%	5.86%	4.8 years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).
(3)	On May 11, 2010, the Company exercised its option to extend the maturity date under its $1.0 billion unsecured revolving credit facility to August 3, 2011. The extension will become effective on August 3, 2010 provided that the Company is not then in default under the facility.

Boston Properties, Inc.

Second Quarter 2010

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2010

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	4,842	456,633	—	—	—	—	461,475	(2)
Embarcadero Center Four	—	4,520	4,803	5,105	5,425	355,147	375,000
South of Market	187,957	—	—	—	—	—	187,957	(3)
505 9th Street	986	2,057	2,177	2,306	2,441	118,919	128,886
Wisconsin Place Office	—	97,169	—	—	—	—	97,169	(4)
One Freedom Square	717	1,521	65,511	—	—	—	67,749	(2)
New Dominion Technology Park, Building Two	—	—	—	—	63,000	—	63,000
Democracy Tower	59,758	—	—	—	—	—	59,758	(5)
202, 206 & 214 Carnegie Center	55,778	—	—	—	—	—	55,778	(6)
140 Kendrick Street	502	1,061	1,143	47,889	—	—	50,595	(2)
New Dominion Technology Park, Building One	873	1,846	1,987	2,140	2,304	40,975	50,125
Reservoir Place	—	—	345	827	48,828	—	50,000
1330 Connecticut Avenue	702	44,796	—	—	—	—	45,498	(2)
Kingstowne Two and Retail	734	1,535	1,630	1,730	1,837	31,227	38,693	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	541	32,618	—	—	—	—	33,159
Sumner Square	410	865	930	22,896	—	—	25,101
Montvale Center	—	—	25,000	—	—	—	25,000
Kingstowne One	295	618	657	17,062	—	—	18,632	(2)
University Place	541	1,139	1,221	1,308	1,402	12,289	17,900
Atlantic Wharf	—	—	—	—	—	—	—	(7)

	314,636	646,378	105,404	101,263	125,237	1,308,557	2,601,475

Aggregate Fair Value Adjustments	2,009	2,605	1,582	632	137	137	7,102

	316,645	648,983	106,986	101,895	125,374	1,308,694	2,608,577

Unsecured Exchangeable Senior Notes, net of discount	—	—	670,282	450,000	742,405	—	1,862,687	(8)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(19,059)	(39,997)	(29,327)	(23,052)	(2,438)	—	(113,873)

	(19,059)	(39,997)	640,955	426,948	739,967	—	1,748,814

Unsecured Senior Notes, net of discount	—	—	—	924,075	—	1,947,834	2,871,909
Unsecured Line of Credit	—	—	—	—	—	—	—	(9)

	$297,586	$608,986	$747,941	$1,452,918	$865,341	$3,256,528	$7,229,300

% of Total Consolidated Debt	4.11%	8.42%	10.35%	20.10%	11.97%	45.05%	100.00%
Balloon Payments	$303,221	$625,866	$764,307	$1,460,327	$853,751	$3,204,989	$7,212,461
Scheduled Amortization	$13,424	$23,117	$12,961	$15,643	$14,028	$51,539	$130,712

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2010 and has a one-year extension option subject to certain conditions.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options subject to certain conditions.
(6)	On July 1, 2010, the Company used available cash to repay the mortgage loans.
(7)	As of June 30, 2010, the Company has not drawn any amounts under its $215 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(8)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(9)	On May 11, 2010, the Company exercised its option to extend the maturity date under its $1.0 billion unsecured revolving credit facility to August 3, 2011. The extension will become effective on August 3, 2010 provided that the Company is not then in default under the facility.

Boston Properties, Inc.

Second Quarter 2010

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2010 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

			Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
			June 30, 2010
Total Assets:
Capitalized Property Value (1)			$15,710,168	$16,110,321
Cash and Cash Equivalents			1,703,448	1,703,448
Investments in Marketable Securities			7,026	7,026
Undeveloped Land, at Cost			732,006	732,006
Development in Process, at Cost (including Joint Venture %)			646,429	646,429

Total Assets			$18,799,077	$19,199,230

Unencumbered Assets			$11,176,880	$11,409,811

Secured Debt (Fixed and Variable) (2)			$2,601,475	$2,601,475
Joint Venture Debt			1,535,198	1,535,198
Contingent Liabilities & Letters of Credit			12,793	12,793
Unsecured Debt (3)			4,748,694	4,748,694

Total Outstanding Debt			$8,898,160	$8,898,160

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)			$64,053	$64,053
Add: Interest Expense (per Consolidated Income Statement)			96,755	96,755
Add: Depreciation and Amortization (per Consolidated Income Statement)			81,400	81,400
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)			6,051	6,051
Add: Losses (Gains) from Investments in Securities (per Consolidated Income Statement)			678	678
Add: Non-Cash Income from Termination of Management Agreement			(12,212)	(12,212)

EBITDA			236,725	236,725
Add: Company share of unconsolidated joint venture EBITDA			59,847	59,847

Consolidated EBITDA			$296,572	$296,572

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)			$96,755	$96,755
Add: Company share of unconsolidated joint venture interest expense			24,745	24,745
Less: Amortization of financing costs			(2,347)	(2,347)
Less: Interest expense funded by construction loan draws			—	—

Adjusted Interest Expense			$119,153	$119,153

	Test		Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%		47.3%	46.3%
Secured Debt/Total Assets	Less than 50%		22.0%	21.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	2.49	2.49
Unencumbered Assets/ Unsecured Debt	Greater than 150%		235.4%	240.3%

Unencumbered Consolidated EBITDA			$169,598	$169,598

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)			2.55	2.55

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA			57.2%	57.2%

# of unencumbered properties			102	102

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the senior notes issued on or after October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes fair value adjustment of $7,102.
(3)	Excludes debt discount of $14,098 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $113,873.

Boston Properties, Inc.

Second Quarter 2010

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	746	1,562	1,659	1,763	1,874	116,352	123,956
Two Grand Central Tower (60%)	660	1,380	1,465	1,556	1,652	101,072	107,785	(3)
Metropolitan Square (51%)	—	—	—	662	1,187	87,401	89,250	(4)
540 Madison Avenue (60%)	120	240	240	70,920	—	—	71,520	(5)
Market Square North (50%)	40,882	—	—	—	—	—	40,882
901 New York Avenue (25%)	339	705	742	782	823	37,590	40,981
Annapolis Junction (50%)	21,349	—	—	—	—	—	21,349	(6)
500 North Capitol (30%)	—	—	—	6,600	—	—	6,600	(7)
Wisconsin Place Retail (5%)	—	3,150	—	—	—	—	3,150	(8)

	64,096	7,037	4,106	82,283	5,536	1,306,015	1,469,073

Aggregate Fair Value Adjustments	3,525	6,620	7,102	7,186	7,087	22,316	53,836

	$67,621	$13,657	$11,208	$89,469	$12,623	$1,328,331	$1,522,909

GAAP Weighted Average Rate	5.68%	4.16%	6.00%	6.39%	5.94%	6.47%	6.41%
% of Total Debt	4.44%	0.90%	0.74%	5.88%	0.83%	87.23%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.12%	2.44%	2.72%	0.8 years
Fixed Rate Debt	97.88%	5.96%	6.49%	6.5 years

Total Debt	100.00%	5.88%	6.41%	6.4 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	On April 9, 2010, Two Grand Central Tower’s mortgage loan was refinanced with a new mortgage loan totaling $180,000, bearing interest at a fixed rate of 6.00% per annum and maturing on April 10, 2015.
(4)	On April 16, 2010, Metropolitan Square’s mortgage loan was refinanced with a new mortgage loan totaling $175,000, bearing interest at a fixed rate of 5.75% per annum and maturing on May 5, 2020.
(5)	This property has a fair value adjustment which is aggregated below.
(6)	Debt has two, one-year extension options subject to certain conditions.
(7)	On April 1, 2010, 500 North Capitol’s mortgage loan was refinanced with a new mortgage loan totaling $22,000, bearing interest at a variable rate equal to the greater of (1) the prime rate, as defined in the loan agreement, or (2) 5.75% per annum and maturing on March 31, 2013.
(8)	Loan has a, one-year extension option subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2010

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2010

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue
Investment (5)	$680,493	(6)	$114,789	$93,298	$70,232	$7,362	$15,221	$(1,263)
Note Receivable (6)	270,000		—	—	—	—	—	—

Net Equity	$410,493		$114,789	$93,298	$70,232	$7,362	$15,221	$(1,263)

Mortgage/Construction loans payable (5)(7)	$963,600		$123,956	$107,785	$71,520	$40,882	$89,250	$40,981

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%

	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$54,590	$6,313	$10,388	$2,203	$1,053,626	$11,024	$1,064,650
Note Receivable (6)	—	—	—	—	270,000	—	270,000

Net Equity	$54,590	$6,313	$10,388	$2,203	$783,626	$11,024	$794,650

Mortgage/Construction loans payable (5)(7)	$3,150	$21,349	$—	$6,600	$1,469,073	$66,125	$1,535,198

BXP’s nominal ownership percentage	23.89%	50.00%	50.00%	30.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2010

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue
REVENUE
Rental	$53,315	$9,803	$9,308	$6,795	$5,456	$7,858	$8,195
Straight-line rent	3,665	1,314	(66)	243	(259)	558	(19)
Fair value lease revenue	27,635	622	1,248	552	—	—	—
Termination Income	—	—	3,015	—	—	—	3

Total revenue	84,615	11,739	13,505	7,590	5,197	8,416	8,179

EXPENSES
Operating	19,379	3,298	4,008	2,697	2,175	3,048	3,077

NET OPERATING INCOME	65,236	8,441	9,497	4,893	3,022	5,368	5,102
Interest	26,065	3,226	3,398	1,896	1,588	2,649	2,155
Interest other—partner loans	14,540	—	—	—	—	—	—
Depreciation and amortization	30,636	4,092	5,335	2,115	937	1,864	1,441

SUBTOTAL	71,241	7,318	8,733	4,011	2,525	4,513	3,596
Gains on sale of real estate	—	—	—	—	—	—	—
Impairment loss	—	—	—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—	—	—	—

NET INCOME/(LOSS)	$(6,005)	$1,123	$765	$882	$497	$855	$1,506

BXP’s share of net income/(loss)	$(3,603)	$674	$459	$529	$249	$436	$827	(9)
Basis diffential (8)	—	$472	1,554	317	—	—	—
Impairment loss on investment	—	—	—	—	—	—	—
Elimination of inter-entity interest on partner loan	8,724	—	—	—	—	—	—

Income/(loss) from unconsolidated joint ventures	$5,121	$1,146	$2,013	$846	$249	$436	$827
BXP’s share of depreciation & amortization	18,382	2,066	2,307	1,040	468	951	543

BXP’s share of Funds from Operations (FFO)	$23,503	$3,212	$4,320	$1,886	$717	$1,387	$1,370

BXP’s share of net operating income/(loss)	$39,142	$5,147	$6,358	$3,024	$1,511	$2,738	$1,276

	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value-Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$1,940	$2,953	$—	$1,964	$107,587	$4,553		$112,140
Straight-line rent	—	6	—	—	5,442	152		5,594
Fair value lease revenue	—	—	—	19	30,076	301		30,377
Termination Income	—	—	—	—	3,018	—		3,018

Total revenue	1,940	2,959	—	1,983	146,123	5,006		151,129

EXPENSES
Operating	1,193	1,127	38	805	40,845	1,988		42,833

NET OPERATING INCOME	747	1,832	(38)	1,178	105,278	3,018		108,296
Interest	253	189	125	417	41,961	2,748		44,709
Interest other—partner loans	—	—	—	—	14,540	—		14,540
Depreciation and amortization	1,522	5,170	—	1,850	54,962	2,429		57,391

SUBTOTAL	1,775	5,359	125	2,267	111,463	5,177		116,640
Gains on sale of real estate	—	—	—	—	—	—		—
Impairment loss	—	—	—	—	—	—		—
Losses from early extinguishment of debt	—	—	—	—	—	—		—

NET INCOME/(LOSS)	$(1,028)	$(3,527)	$(163)	$(1,089)	$(6,185)	$(2,159)		$(8,344)

BXP’s share of net income/(loss)	$(375)	$(1,764)	$(82)	$(327)	$(2,977)	$(813	)(4)	$(3,790)
Basis diffential (8)	—	—	—	—	2,342	189	(4)	2,531
Impairment loss on investment	—	—	—	—	—	—		—
Elimination of inter-entity interest on partner loan	—	—	—	—	8,724	—		8,724

Income/(loss) from unconsolidated joint ventures	$(375)	$(1,764)	$(82)	$(327)	$8,089	$(624	)(4)	$7,465
BXP’s share of depreciation & amortization	462	2,585	—	555	29,359	765	(4)	30,124

BXP’s share of Funds from Operations (FFO)	$87	$822	$(82)	$228	$37,448	$141	(4)	$37,589

BXP’s share of net operating income/(loss)	$102	$916	$(19)	$353	$60,547	$1,109	(4)	$61,655

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that owns the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company. The Company’s 5% ownership interest in the retail component of the project is not included in the Company’s property listing (approximately 5,900 square feet represents our share).
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.

Boston Properties, Inc.

Second Quarter 2010

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.10	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	—	—	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	76.3%	31.09	44,116	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	57.6%	29.26	9,634	(6)

Total	26	1,053,555	61.4%	$27.10	$66,125

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2010

Value-Added Fund
REVENUE
Rental	$4,553
Straight-line rent	152
Fair value lease revenue	301

Total revenue	5,006

EXPENSES
Operating	1,988

SUBTOTAL	3,018

Interest	2,748
Depreciation and amortization	2,429

SUBTOTAL	5,177

Gains on sale of real estate	—
Impairment loss	—
Loss from early extinguishment of debt	—

NET INCOME	$(2,159)

BXP’s share of net income	$(813)
Basis differential	189
Impairment loss on investment	—

Loss from Value-Added Fund	$(624)
BXP’s share of depreciation & amortization	765

BXP’s share of Funds from Operations (FFO)	$141

The Company’s Equity in the Value-Added Fund	$11,024

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Second Quarter 2010

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended June 30, 2010 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,535,952		18.9%	834,062	1.8%	9,370,014		26.1%	0.8%	21.5%
Greater Washington	9,364,463	(5)	22.3%	756,325	1.0%	10,120,788	(5)	28.2%	—	23.3%
Greater San Francisco	4,980,929		11.1%	—	—	4,980,929		13.9%	—	11.1%
Midtown Manhattan	8,936,811	(6)	41.2%	—	—	8,936,811	(6)	24.9%	—	41.2%
Princeton/East Brunswick, NJ	2,451,558		2.9%	—	—	2,451,558		6.8%	—	2.9%

	34,269,713		96.4%	1,590,387	2.8%	35,860,100		100.0%	0.8%	100.0%

% of Total	95.6%			4.4%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)				Hotel Properties
Geographic Area	CBD	Suburban	Total	Hotel Properties	Number of Rooms	Square Feet
Greater Boston	15.9%	5.6%	21.5%	Cambridge Center Marriott, Cambridge, MA	433	330,400

Greater Washington	9.1%	14.2%	23.3%	Total Hotel Properties	433	330,400

Greater San Francisco	9.0%	2.1%	11.1%
Midtown Manhattan	41.2%	—	41.2%
Princeton/East Brunswick, NJ	—	2.9%	2.9%	Structured Parking
Total	75.2%	24.8%	100.0%		Number of Spaces	Square Feet

				Total Structured Parking	38,151	12,829,661

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,782 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties, 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties and 175,698 square feet at 500 North Capitol which is 30% owned by Boston Properties.
(6)	Includes 1,800,498 square feet at the General Motors Building, 581,437 square feet at 125 West 55th Street, 638,796 square feet at Two Grand Central Tower and 288,355 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2010

In-Service Property Listing

as of June 30, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,224,664	90.9%	$47.83	N	CBD
	111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	859,641	99.6%	58.37	N	CBD
	101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.07	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,029	97.7%	66.63	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.44	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	58.0%	41.86	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.91	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	89.6%	44.50	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.10	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.75	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.02	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.44	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.79	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	525,630	79.5%	32.57	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.15	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.54	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	98.5%	35.40	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.81	N	S
(2)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	36.0%	16.35	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.61	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	255,430	32.4%	31.30	N	S
(3)	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,367	100.0%	40.92	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	78.6%	36.57	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,081	88.0%	24.62	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	28.01	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.69	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	47.0%	28.58	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.12	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.39	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.88	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	75.7%	27.01	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.45	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	89.8%	21.47	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.90	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	21.36	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.98	N	S

			41	8,535,952	90.0%	$41.86

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$82.67	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.72	N	CBD
(2)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	24.29	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.44	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	72.3%	$44.75

		Total Greater Boston:	48	9,370,014	88.4%	$42.07

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2010

In-Service Property Listing (continued)

as of June 30, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	621,009	100.0%	$48.18	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.74	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,782	99.5%	52.19	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.14	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	90.9%	56.90	Y	CBD
(2)(3)	500 North Capitol (30% ownership)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	62.48	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	60.18	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	47.83	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	57.05	Y	CBD
(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	96.8%	44.60	Y	CBD
	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	98.2%	140.68	Y	S
	Montvale Center	Montgomery County MD	1	123,392	81.7%	26.49	Y	S
(2)	One Preserve Parkway	Montgomery County MD	1	183,734	73.8%	35.25	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,917	87.2%	38.52	N	S
(2)	Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	96.5%	46.26	Y	S
(2)	Democracy Tower	Fairfax County VA	1	235,436	100.0%	45.16	Y	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	36.77	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.08	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	30.75	Y	S
	One Freedom Square	Fairfax County VA	1	422,180	94.0%	40.92	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	100.0%	45.45	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	31.28	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	91.8%	32.91	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	95.3%	45.49	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.05	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.41	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	35.15	N	S
	South of Market	Fairfax County VA	3	648,270	93.6%	45.08	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	38.25	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	45.98	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	46.36	N	S

			37	9,364,463	97.1%	$46.47

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$11.13	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	86.2%	21.65	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.79	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.14	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.46	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.74	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.26	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.38	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.35	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	19.10	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	27.52	N	S

			12	756,325	98.1%	$19.12

		Total Greater Washington:	49	10,120,788	97.2%	$44.41

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2010

In-Service Property Listing (continued)

as of June 30, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,042,171	95.9%	$80.23	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,626,845	94.1%	82.05	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,715,081	98.4%	80.50	N	CBD
Times Square Tower	Times Square NY	1	1,243,628	99.8%	70.34	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,800,498	98.9%	113.51	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,437	100.0%	66.50	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	638,796	90.8%	61.05	Y	CBD
540 Madison Avenue (60% ownership)	5th/Madison District NY	1	288,355	95.2%	99.91	Y	CBD

	Total Midtown Manhattan:	8	8,936,811	97.1%	$84.45

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.34	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.07	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	29.34	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.00	N	S
202 Carnegie Center	Princeton NJ	1	130,582	76.4%	33.18	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.85	Y	S
210 Carnegie Center	Princeton NJ	1	162,368	98.3%	36.67	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.27	N	S
212 Carnegie Center	Princeton NJ	1	149,354	81.0%	36.24	N	S
214 Carnegie Center	Princeton NJ	1	150,774	79.7%	32.02	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.15	N	S
502 Carnegie Center	Princeton NJ	1	118,120	82.1%	34.94	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.05	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	34.32	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.57	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	28.88	N	S
(2) 701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.32	N	S

		16	2,037,881	90.1%	$33.00

One Tower Center	East Brunswick NJ	1	413,677	40.8%	$33.18	N	S

		1	413,677	40.8%	$33.18

	Total Princeton/East Brunswick, NJ:	17	2,451,558	81.8%	$33.02

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	87.1%	$46.89	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	90.1%	51.60	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	91.2%	42.21	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,791	91.0%	62.95	Y	CBD

		4	3,325,368	89.9%	$51.40

611 Gateway	South San Francisco CA	1	256,302	100.0%	$34.54	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	93.4%	32.85	N	S
303 Almaden	San Jose CA	1	158,499	90.8%	34.99	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	16.77	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	15.13	N	S

		13	1,655,561	94.3%	$25.66

	Total Greater San Francisco:	17	4,980,929	91.3%	$42.53

	Total In-Service Properties:	139	35,860,100	93.0%	$53.30

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2010

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED				TENANT DIVERSIFICATION (GROSS RENT) *
Tenant	Sq. Ft.		% of Portfolio
1 US Government	2,054,047	(1)	5.73%
2 Lockheed Martin	1,290,756		3.60%
3 Citibank	1,047,695	(2)	2.92%
4 Kirkland & Ellis	648,566	(3)	1.81%
5 Genentech	621,651		1.73%
6 Biogen	576,393		1.61%
7 Ropes & Gray	535,124		1.49%
8 Shearman & Sterling	472,808		1.32%
9 O’Melveny & Myers	460,187		1.28%
10 Weil Gotshal Manges	444,982	(4)	1.24%
11 Parametric Technology	380,987		1.06%
12 Finnegan Henderson Farabow	349,146	(5)	0.97%
13 Ann Taylor	338,942		0.95%
14 Accenture	332,583		0.93%
15 Northrop Grumman	323,097		0.90%
16 Bingham McCutchen	301,385		0.84%
17 URS Energy & Construction	299,079		0.83%
18 Aramis (Estee Lauder)	295,610	(6)	0.82%
19 Microsoft	291,361	(7)	0.81%
20 Akin Gump Strauss Hauer & Feld	290,132		0.81%

Total % of Portfolio Square Feet			31.66%

Total % of Portfolio Revenue			32.78%

*  The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Notable Signed Deals (8)
Tenant	Property		Sq. Ft.
Wellington Management	Atlantic Wharf		454,000
Hunton & Williams LLP	2200 Pennsylvania Avenue		189,806
Microsoft Corporation	One Cambridge Center		113,081

(1)	Includes 116,353, 68,276, 103,458 & 175,698 square feet of space in properties in which Boston Properties has a 60%, 51%, 50% & 30% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 256,904 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	All space is in a property in which Boston Properties has a 60% interest.
(7)	Includes 133,725 square feet of space in a property in which Boston Properties has a 67% interest.
(8)	Represents leases signed with occupancy commencing in the future.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2010	1,569,255	$66,636,228	$42.46	$66,978,240	$42.68	4.79%
2011	2,907,070	146,778,645	50.49	147,194,094	50.63	8.88%
2012	2,715,006	130,337,598	48.01	131,546,622	48.45	8.30%
2013	1,571,558	65,414,898	41.62	67,233,749	42.78	4.80%
2014	2,959,823	122,923,995	41.53	133,297,372	45.04	9.04%
2015	2,426,508	118,487,921	48.83	130,321,103	53.71	7.41%
2016	2,455,068	121,094,357	49.32	131,760,196	53.67	7.50%
2017	3,009,965	204,818,284	68.05	220,525,744	73.27	9.20%
2018	537,862	40,453,176	75.21	45,431,276	84.47	1.64%
2019	2,960,434	167,839,537	56.69	187,640,173	63.38	9.05%
Thereafter	6,985,533	431,275,455	61.74	517,839,374	74.13	21.34%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09
Midtown Manhattan	97.1%	91.6%	n/a	n/a	97.1%	91.6%
Greater Boston	93.4%	95.8%	86.1%	91.2%	90.0%	93.7%
Greater Washington	98.4%	98.8%	96.1%	92.0%	97.1%	95.2%
Greater San Francisco	89.9%	91.0%	94.7%	94.6%	91.3%	92.1%
Princeton/East Brunswick, NJ	n/a	n/a	81.8%	82.5%	81.8%	82.5%

Total Portfolio	95.3%	93.9%	90.3%	90.3%	93.4%	92.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2010	276,006	$5,919,763	$21.45	$5,919,763	$21.45	17.35%
2011	117,109	1,925,363	16.44	1,946,889	16.62	7.36%
2012	185,359	3,944,312	21.28	4,013,269	21.65	11.65%
2013	7,479	148,517	19.86	154,497	20.66	0.47%
2014	258,020	4,691,608	18.18	4,942,371	19.15	16.22%
2015	23,439	465,456	19.86	512,271	21.86	1.47%
2016	225,532	18,729,287	83.04	19,029,245	84.37	14.18%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
Thereafter	237,776	4,860,439	20.44	5,179,327	21.78	14.95%

Occupancy By Location
	CBD		Suburban		Total
Location	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	98.1%	91.6%	98.1%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	81.0%	77.9%	84.6%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2010	52,257	$2,240,676	$42.88	$2,258,676	$43.22	3.39%
2011	55,498	5,525,928	99.57	5,531,120	99.66	3.60%
2012	143,008	9,502,342	66.45	9,685,463	67.73	9.28%
2013	72,586	6,085,684	83.84	6,214,852	85.62	4.71%
2014	54,012	4,673,171	86.52	5,130,645	94.99	3.51%
2015	142,916	12,642,505	88.46	13,830,514	96.77	9.28%
2016	151,744	16,825,880	110.88	18,455,053	121.62	9.85%
2017	107,995	6,714,610	62.18	7,187,201	66.55	7.01%
2018	244,773	11,102,542	45.36	11,847,341	48.40	15.89%
2019	55,477	3,626,394	65.37	4,286,254	77.26	3.60%
Thereafter	460,381	25,789,181	56.02	32,462,063	70.51	29.88%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1)(2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2010	1,897,518	$74,796,667	$39.42	$75,156,679	$39.61	5.3%
2011	3,079,677	154,229,936	50.08	154,672,102	50.22	8.6%
2012	3,043,373	143,784,251	47.25	145,245,355	47.73	8.5%
2013	1,651,623	71,649,099	43.38	73,603,098	44.56	4.6%
2014	3,271,855	132,288,773	40.43	143,370,388	43.82	9.1%
2015	2,592,863	131,595,882	50.75	144,663,888	55.79	7.2%
2016	2,832,344	156,649,524	55.31	169,244,493	59.75	7.9%
2017	3,117,960	211,532,894	67.84	227,712,945	73.03	8.7%
2018	782,635	51,555,718	65.87	57,278,616	73.19	2.2%
2019	3,015,911	171,465,931	56.85	191,926,428	63.64	8.4%
Thereafter	7,683,690	461,925,075	60.12	555,480,764	72.29	21.4%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09
Midtown Manhattan	97.1%	91.6%	n/a	n/a	97.1%	91.6%
Greater Boston	93.8%	96.1%	82.6%	86.8%	88.4%	91.7%
Greater Washington	98.4%	98.8%	96.4%	92.0%	97.2%	94.9%
Greater San Francisco	89.9%	91.0%	94.7%	94.6%	91.3%	92.1%
Princeton/East Brunswick, NJ	n/a	n/a	81.8%	82.5%	81.8%	82.5%

Total Portfolio	95.4%	93.9%	89.5%	89.0%	93.0%	92.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	238,612	$7,424,730	$31.12	$7,424,730	$31.12		36,528	$887,324	$24.29	$887,324	$24.29
2011	1,003,198	41,941,837	41.81	41,776,887	41.64		—	—	—	—	—
2012	1,066,711	39,671,454	37.19	40,179,411	37.67		67,362	1,665,183	24.72	1,665,183	24.72
2013	548,301	22,869,315	41.71	23,850,129	43.50		—	—	—	—	—
2014	622,907	26,051,578	41.82	26,439,682	42.45		30,000	457,500	15.25	457,500	15.25
2015	739,449	26,442,750	35.76	29,137,616	39.40		—	—	—	—	—
2016	321,543	10,528,902	32.74	11,536,526	35.88		225,532	18,729,287	83.04	19,029,245	84.37
2017	336,581	15,185,669	45.12	17,630,956	52.38		—	—	—	—	—
2018	4,064	102,359	25.19	116,249	28.60		—	—	—	—	—
2019	621,239	26,345,738	42.41	28,788,322	46.34		—	—	—	—	—
Thereafter	1,262,867	58,869,186	46.62	75,272,584	59.60		237,776	4,860,439	20.44	5,179,327	21.78

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	4,668	$1,055,983	$226.22	$1,073,983	$230.07	(3)	279,808	$9,368,037	$33.48	$9,386,037	$33.54
2011	22,287	3,120,170	140.00	3,064,170	137.49	(4)	1,025,485	45,062,007	43.94	44,841,057	43.73
2012	61,021	2,290,564	37.54	2,290,564	37.54		1,195,094	43,627,201	36.51	44,135,158	36.93
2013	28,465	3,507,462	123.22	3,507,703	123.23		576,766	26,376,777	45.73	27,357,832	47.43
2014	16,602	2,106,167	126.86	2,138,387	128.80		669,509	28,615,245	42.74	29,035,570	43.37
2015	72,607	5,133,676	70.70	5,198,758	71.60		812,056	31,576,426	38.88	34,336,374	42.28
2016	14,617	1,711,955	117.12	1,785,820	122.17		561,692	30,970,144	55.14	32,351,591	57.60
2017	43,745	2,557,609	58.47	2,718,720	62.15		380,326	17,743,278	46.65	20,349,676	53.51
2018	171,701	7,174,400	41.78	7,491,293	43.63		175,765	7,276,759	41.40	7,607,542	43.28
2019	16,025	1,666,381	103.99	1,997,038	124.62		637,264	28,012,118	43.96	30,785,359	48.31
Thereafter	223,816	8,803,338	39.33	10,779,057	48.16		1,724,459	72,532,963	42.06	91,230,967	52.90

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $60.48 per square foot and $60.48 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $94.86 per square foot and $95.95 per square foot in 2010.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE							OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—		—	—		—	—	—	—	—
Q3 2010	64,985	1,705,775	26.25		1,705,775	26.25		36,528	887,324	24.29	887,324	24.29
Q4 2010	173,627	5,718,955	32.94		5,718,955	32.94		—	—	—	—	—

Total 2010	238,612	$7,424,730	$31.12		$7,424,730	$31.12		36,528	$887,323.56	$24.29	$887,323.56	$24.29

Q1 2011	183,363	$6,513,428	$35.52		$6,513,428	$35.52		—	$—	$—	$—	$—
Q2 2011	368,120	11,353,654	30.84		11,342,417	30.81		—	—	—	—	—
Q3 2011	333,061	18,780,764	56.39		18,564,226	55.74		—	—	—	—	—
Q4 2011	118,654	5,293,991	44.62		5,356,815	45.15		—	—	—	—	—

Total 2011	1,003,198	$41,941,837	$41.81		$41,776,887	$41.64		—	$—	$—	$—	$—

	Retail							Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—		—	—		—	—	—	—	—
Q3 2010	4,661	696,887	149.51		696,887	149.51		106,174	3,289,985	30.99	3,289,985	30.99
Q4 2010	7	359,097	51,299.55		377,097	53,870.98		173,634	6,078,052	35.00	6,096,052	35.11

Total 2010	4,668	$1,055,983	$226.22	(3)	$1,073,983	$230.07	(3)	279,808	$9,368,037	$33.48	$9,386,037	$33.54

Q1 2011	10,134	$1,521,315	$150.12		$1,440,915	$142.19		193,497	$8,034,743	$41.52	$7,954,343	$41.11
Q2 2011	1,934	605,621	313.14		603,621	312.11		370,054	11,959,275	32.32	11,946,038	32.28
Q3 2011	2	104,800	52,399.98		104,800	52,399.98		333,063	18,885,564	56.70	18,669,026	56.05
Q4 2011	10,217	888,435	86.96		914,835	89.54		128,934	6,182,426	47.95	6,271,650	48.64

Total 2011	22,287	$3,120,170	$140.00	(4)	$3,064,170	$137.49	(4)	1,025,548	$45,062,007	$43.94	$44,841,057	$43.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $60.48 per square foot and $60.48 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $94.86 per square foot and $95.95 per square foot in 2010.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	673,960	$30,790,439	$45.69	$30,792,710	$45.69	239,478	$5,032,439	$21.01	$5,032,439	$21.01
2011	947,189	46,550,861	49.15	46,887,179	49.50	117,109	1,925,363	16.44	1,946,889	16.62
2012	878,581	38,219,490	43.50	39,245,977	44.67	117,997	2,279,129	19.32	2,348,086	19.90
2013	167,745	8,837,951	52.69	9,169,460	54.66	7,479	148,517	19.86	154,497	20.66
2014	990,184	39,196,090	39.58	46,955,635	47.42	228,020	4,234,108	18.57	4,484,871	19.67
2015	658,651	30,138,567	45.76	33,259,536	50.50	23,439	465,456	19.86	512,271	21.86
2016	424,354	16,959,586	39.97	19,536,858	46.04	—	—	—	—	—
2017	842,567	45,717,367	54.26	49,464,180	58.71	—	—	—	—	—
2018	310,154	15,529,950	50.07	18,419,572	59.39	—	—	—	—	—
2019	1,091,151	52,330,075	47.96	61,926,792	56.75	—	—	—	—	—
Thereafter	1,762,349	83,682,240	47.48	106,167,704	60.24	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	3,589	$173,382	$48.31	$173,382	$48.31	917,027	$35,996,260	$39.25	$35,998,530	$39.26
2011	7,864	348,556	44.32	350,964	44.63	1,072,162	48,824,780	45.54	49,185,031	45.87
2012	11,984	514,736	42.95	524,670	43.78	1,008,562	41,013,356	40.67	42,118,734	41.76
2013	8,207	420,261	51.21	441,453	53.79	183,431	9,406,728	51.28	9,765,410	53.24
2014	12,053	613,729	50.92	694,840	57.65	1,230,257	44,043,927	35.80	52,135,346	42.38
2015	25,313	1,213,962	47.96	1,288,608	50.91	707,403	31,817,985	44.98	35,060,415	49.56
2016	17,696	910,067	51.43	1,004,208	56.75	442,050	17,869,653	40.42	20,541,066	46.47
2017	24,412	1,080,810	44.27	1,174,633	48.12	866,979	46,798,178	53.98	50,638,813	58.41
2018	56,153	3,141,885	55.95	3,444,423	61.34	366,307	18,671,835	50.97	21,863,995	59.69
2019	29,933	1,284,196	42.90	1,454,973	48.61	1,121,084	53,614,270	47.82	63,381,765	56.54
Thereafter	127,794	4,502,121	35.23	5,558,266	43.49	1,890,143	88,184,361	46.65	111,725,970	59.11

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	98,778	4,125,193	41.76	4,125,193	41.76	208,418	4,364,962	20.94	4,364,962	20.94
Q4 2010	575,182	26,665,246	46.36	26,667,516	46.36	31,060	667,477	21.49	667,477	21.49

Total 2010	673,960	$30,790,439	$45.69	$30,792,710	$45.69	239,478	$5,032,439	$21.01	$5,032,439	$21.01

Q1 2011	549,773	$20,050,992	$36.47	$20,050,992	$36.47	57,321	$943,635	$16.46	$943,635	$16.46
Q2 2011	243,744	19,169,963	78.65	19,282,172	79.11	—	—	—	—	—
Q3 2011	14,254	666,969	46.79	682,475	47.88	59,788	981,729	16.42	1,003,254	16.78
Q4 2011	139,418	6,662,937	47.79	6,871,541	49.29	—	—	—	—	—

Total 2011	947,189	$46,550,861	$49.15	$46,887,179	$49.50	117,109	$1,925,363	$16.44	$1,946,889	$16.62

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	307,196	8,490,155	27.64	8,490,155	27.64
Q4 2010	3,589	173,382	48.31	173,382	48.31	609,831	27,506,105	45.10	27,508,375	45.11

Total 2010	3,589	$173,382	$48.31	$173,382	$48.31	917,027	$35,996,260	$39.25	$35,998,530	$39.26

Q1 2011	1,316	$79,056	$60.07	$79,056	$60.07	608,410	$21,073,683	$34.64	$21,073,683	$34.64
Q2 2011	—	—	—	—	—	243,744	19,169,963	78.65	19,282,172	79.11
Q3 2011	3,757	152,206	40.51	152,710	40.65	77,799	1,800,903	23.15	1,838,439	23.63
Q4 2011	2,791	117,294	42.03	119,198	42.71	142,209	6,780,231	47.68	6,990,739	49.16

Total 2011	7,864	$348,556	$44.32	$350,964	$44.63	1,072,162	$48,824,780	$45.54	$49,185,031	$45.87

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	334,790	$6,705,310	$20.03	$6,705,310	$20.03	—	$—	$—	$—	$—
2011	408,450	26,495,044	64.87	26,672,782	65.30	—	—	—	—	—
2012	272,686	13,910,172	51.01	14,112,648	51.75	—	—	—	—	—
2013	498,176	13,966,408	28.04	14,277,889	28.66	—	—	—	—	—
2014	462,966	18,242,902	39.40	19,109,246	41.28	—	—	—	—	—
2015	456,613	19,238,735	42.13	19,382,895	42.45	—	—	—	—	—
2016	974,748	39,741,998	40.77	42,357,157	43.45	—	—	—	—	—
2017	270,863	11,684,782	43.14	12,664,350	46.76	—	—	—	—	—
2018	58,268	3,579,473	61.43	3,985,531	68.40	—	—	—	—	—
2019	80,697	3,540,656	43.88	3,863,444	47.88	—	—	—	—	—
Thereafter	454,401	23,692,956	52.14	26,306,657	57.89	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	43,692	$987,311	$22.60	$987,311	$22.60	378,482	$7,692,621	$20.32	$7,692,621	$20.32
2011	10,817	588,094	54.37	590,009	54.54	419,267	27,083,138	64.60	27,262,791	65.02
2012	32,591	2,400,765	73.66	2,515,722	77.19	305,277	16,310,936	53.43	16,628,370	54.47
2013	34,232	1,982,530	57.91	2,076,610	60.66	532,408	15,948,938	29.96	16,354,499	30.72
2014	14,339	644,237	44.93	844,392	58.89	477,305	18,887,139	39.57	19,953,637	41.80
2015	35,008	1,912,619	54.63	1,998,347	57.08	491,621	21,151,354	43.02	21,381,242	43.49
2016	26,815	1,210,444	45.14	1,346,518	50.22	1,001,563	40,952,442	40.89	43,703,674	43.64
2017	13,153	717,657	54.56	781,455	59.41	284,016	12,402,440	43.67	13,445,805	47.34
2018	16,919	786,257	46.47	911,625	53.88	75,187	4,365,730	58.06	4,897,155	65.13
2019	5,642	289,707	51.35	344,092	60.99	86,339	3,830,363	44.36	4,207,535	48.73
Thereafter	12,879	282,161	21.91	325,259	25.25	467,280	23,975,117	51.31	26,631,915	56.99

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	4,552	203,692	44.75	203,692	44.75	—	—	—	—	—
Q4 2010	330,238	6,501,618	19.69	6,501,618	19.69	—	—	—	—	—

Total 2010	334,790	$6,705,310	$20.03	$6,705,310	$20.03	—	$—	$—	$—	$—

Q1 2011	18,639	$837,101	$44.91	$837,101	$44.91	—	$—	$—	$—	$—
Q2 2011	65,933	3,068,732	46.54	3,087,079	46.82	—	—	—	—	—
Q3 2011	130,534	11,276,895	86.39	11,295,367	86.53	—	—	—	—	—
Q4 2011	193,344	11,312,317	58.51	11,453,236	59.24	—	—	—	—	—

Total 2011	408,450	$26,495,044	$64.87	$26,672,782	$65.30	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	4,552	203,692	44.75	203,692	44.75
Q4 2010	43,692	987,311	22.60	987,311	22.60	373,930	7,488,929	20.03	7,488,929	20.03

Total 2010	43,692	$987,311	$22.60	$987,311	$22.60	378,482	$7,692,621	$20.32	$7,692,621	$20.32

Q1 2011	7,355	$393,727	$53.53	$379,227	$51.56	25,994	$1,230,827	$47.35	$1,216,327	46.79
Q2 2011	—	—	—	—	—	65,933	3,068,732	46.54	3,087,079	46.82
Q3 2011	180	26,370	146.50	27,049	150.27	130,714	11,303,265	86.47	11,322,416	86.62
Q4 2011	3,282	167,997	51.19	183,733	55.98	196,626	11,480,314	58.39	11,636,969	59.18

Total 2011	10,817	$588,094	$54.37	$590,009	$54.54	419,267	$27,083,138	$64.60	$27,262,791	$65.02

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE							OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	256,955	$19,379,578	$75.42	(3)	$19,390,375	$75.46	(3)	—	$—	$—		$—	$—
2011	237,875	20,813,786	87.50		20,856,661	87.68		—	—	—		—	—
2012	447,384	36,822,277	82.31		37,235,317	83.23		—	—	—		—	—
2013	132,200	12,171,883	92.07		12,171,883	92.07		—	—	—		—	—
2014	197,560	16,866,171	85.37		17,148,249	86.80		—	—	—		—	—
2015	381,211	36,742,753	96.38		42,253,191	110.84		—	—	—		—	—
2016	672,075	51,822,505	77.11		56,156,624	83.56		—	—	—		—	—
2017	1,438,844	127,980,919	88.95		136,291,081	94.72		—	—	—		—	—
2018	165,376	21,241,394	128.44		22,909,924	138.53		—	—	—		—	—
2019	1,018,587	81,180,073	79.70		88,084,576	86.48		—	—	—		—	—
Thereafter	3,385,916	260,672,961	76.99		305,254,318	90.15		—	—	—		—	—

	Retail							Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	308	$24,000	$77.92		$24,000	$77.92		257,263	$19,403,578	$75.42	(3)	$19,414,375	$75.47	(3)
2011	14,530	1,469,108	101.11		1,525,977	105.02		252,405	22,282,894	88.28		22,382,638	88.68
2012	37,412	4,296,276	114.84		4,354,507	116.39		484,796	41,118,554	84.82		41,589,824	85.79
2013	1,682	175,431	104.30		189,085	112.42		133,882	12,347,314	92.23		12,360,969	92.33
2014	11,018	1,309,038	118.81		1,453,026	131.88		208,578	18,175,209	87.14		18,601,274	89.18
2015	9,988	4,382,248	438.75		5,344,801	535.12		391,199	41,125,001	105.13		47,597,993	121.67
2016	92,616	12,993,414	140.29		14,318,508	154.60		764,691	64,815,919	84.76		70,475,131	92.16
2017	26,685	2,358,533	88.38		2,512,392	94.15		1,465,529	130,339,452	88.94		138,803,472	94.71
2018	—	—	—		—	—		165,376	21,241,394	128.44		22,909,924	138.53
2019	3,877	386,110	99.59		490,152	126.43		1,022,464	81,566,183	79.77		88,574,728	86.63
Thereafter	95,892	12,201,560	127.24		15,799,482	164.76		3,481,808	272,874,521	78.37		321,053,800	92.21

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 80,227 square feet. Excluding holdover rent, the expiring rental rate would be $62.13psf and $62.17.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE							OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—		$—	$—
Q2 2010	—	—	—		—	—		—	—	—		—	—
Q3 2010	178,994	14,530,167	81.18		14,530,167	81.18		—	—	—		—	—
Q4 2010	77,961	4,849,411	62.20		4,860,208	62.34		—	—	—		—	—

Total 2010	256,955	$19,379,578	$75.42	(3)	$19,390,375	$75.46	(3)	—	$—	$—		$—	$—

Q1 2011	42,506	$2,842,289	$66.87		$2,832,434	$66.64		—	$—	$—		$—	$—
Q2 2011	82,781	7,044,540	85.10		7,069,388	85.40		—	—	—		—	—
Q3 2011	48,827	3,715,821	76.10		3,715,821	76.10		—	—	—		—	—
Q4 2011	63,761	7,211,136	113.10		7,239,018	113.53		—	—	—		—	—

Total 2011	237,875	$20,813,786	$87.50		$20,856,661	$87.68		—	$—	$—		$—	$—

	Retail							Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—		$—	$—
Q2 2010	—	—	—		—	—		—	—	—		—	—
Q3 2010	—	—	—		—	—		178,994	14,530,167	81.18		14,530,167	81.18
Q4 2010	308	24,000	77.92		24,000	77.92		78,269	4,873,411	62.26		4,884,208	62.40

Total 2010	308	$24,000	$77.92		$24,000	$77.92		257,263	$19,403,578	$75.42	(3)	$19,414,375	$75.47	(3)

Q1 2011	715	$101,492	$141.95		$101,492	$141.95		43,221	$2,943,780	$68.11		$2,933,925	$67.88
Q2 2011	1,200	168,531	140.44		168,531	140.44		83,981	7,213,072	85.89		7,237,919	86.19
Q3 2011	3,465	553,344	159.70		592,063	170.87		52,292	4,269,165	81.64		4,307,884	82.38
Q4 2011	9,150	645,741	70.57		663,891	72.56		72,911	7,856,877	107.76		7,902,909	108.39

Total 2011	14,530	$1,469,108	$101.11		$1,525,977	$105.02		252,405	$22,282,894	$88.28		$22,382,638	$88.68

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 80,227square feet. Excluding holdover rent, the expiring rental rate would be $62.13psf and $62.17.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	64,938	$2,336,172	$35.98	$2,665,116	$41.04	(3)	—	$—	$—	$—	$—
2011	310,358	10,977,116	35.37	11,000,585	35.44		—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53		—	—	—	—	—
2013	225,136	7,569,342	33.62	7,764,388	34.49		—	—	—	—	—
2014	686,206	22,567,253	32.89	23,644,560	34.46		—	—	—	—	—
2015	190,584	5,925,116	31.09	6,287,864	32.99		—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85		—	—	—	—	—
2017	121,110	4,249,547	35.09	4,475,177	36.95		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46		—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—		64,938	$2,336,172	$35.98	$2,665,116	$41.04	(3)
2011	—	—	—	—	—		310,358	10,977,116	35.37	11,000,585	35.44
2012	—	—	—	—	—		49,644	1,714,205	34.53	1,714,205	34.53
2013	—	—	—	—	—		225,136	7,569,342	33.62	7,764,388	34.49
2014	—	—	—	—	—		686,206	22,567,253	32.89	23,644,560	34.46
2015	—	—	—	—	—		190,584	5,925,116	31.09	6,287,864	32.99
2016	—	—	—	—	—		62,348	2,041,366	32.74	2,173,031	34.85
2017	—	—	—	—	—		121,110	4,249,547	35.09	4,475,177	36.95
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		148,760	4,442,996	29.87	4,977,041	33.46
Thereafter	—	—	—	—	—		120,000	4,358,112	36.32	4,838,112	40.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 9,024 square feet. Excluding holdover rent, the expiring rental rate would be $35.98/sf.

Boston Properties, Inc.

Second Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	14,287	475,970	33.31	804,913	56.34		—	—	—	—	—
Q4 2010	50,651	1,860,202	36.73	1,860,202	36.73		—	—	—	—	—

Total 2010	64,938	$2,336,172	$35.98	$2,665,116	$41.04	(3)	—	$—	$—	$—	$—

Q1 2011	113,750	$4,028,782	$35.42	$4,028,782	$35.42		—	$—	$—	$—	$—
Q2 2011	3,477	116,212	33.42	119,689	34.42		—	—	—	—	—
Q3 2011	115,536	4,114,953	35.62	4,134,944	35.79		—	—	—	—	—
Q4 2011	77,595	2,717,170	35.02	2,717,170	35.02		—	—	—	—	—

Total 2011	310,358	$10,977,116	$35.37	$11,000,585	$35.44		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	—	—	—	—	—		14,287	475,970	33.31	804,913	56.34
Q4 2010	—	—	—	—	—		50,651	1,860,202	36.73	1,860,202	36.73

Total 2010	—	$—	$—	$—	$—		64,938	$2,336,172	$35.98	$2,665,116	$41.04	(3)

Q1 2011	—	$—	$—	$—	$—		113,750	$4,028,782	$35.42	$4,028,782	$35.42
Q2 2011	—	—	—	—	—		3,477	116,212	33.42	119,689	34.42
Q3 2011	—	—	—	—	—		115,536	4,114,953	35.62	4,134,944	35.79
Q4 2011	—	—	—	—	—		77,595	2,717,170	35.02	2,717,170	35.02

Total 2011	—	$—	$—	$—	$—		310,358	$10,977,116	$35.37	$11,000,585	$35.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 9,024 square feet. Excluding holdover rent, the expiring rental rate would be $35.98/sf.

Boston Properties, Inc.

Second Quarter 2010

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	45,339	$2,594,703	$57.23		$2,612,703	$57.63		95,861	$4,760,423	$49.66	$4,760,423	$49.66
2011	510,468	30,801,552	60.34		30,510,320	59.77		285,982	12,957,155	45.31	13,025,433	45.55
2012	368,629	17,099,060	46.39		17,136,896	46.49		191,595	8,682,211	45.32	8,784,438	45.85
2013	341,185	19,077,009	55.91		19,755,301	57.90		34,022	1,704,872	50.11	1,796,207	52.80
2014	463,140	22,759,385	49.14		22,979,011	49.62		554,000	22,418,773	40.47	28,762,336	51.92
2015	396,596	18,755,167	47.29		20,009,205	50.45		341,143	19,205,697	56.30	21,048,887	61.70
2016	296,421	22,386,013	75.52		22,977,083	77.52		57,782	2,814,263	48.70	3,174,171	54.93
2017	218,659	12,542,203	57.36		14,425,262	65.97		768,099	42,721,431	55.62	45,812,927	59.64
2018	171,701	7,174,400	41.78		7,491,293	43.63		83,953	5,066,431	60.35	5,687,579	67.75
2019	372,461	17,014,076	45.68		18,818,931	50.53		696,330	36,469,040	52.37	45,317,336	65.08
Thereafter	1,130,316	53,088,483	46.97		66,533,420	58.86		874,093	46,702,015	53.43	60,009,208	68.65

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	257,263	$19,403,578	$75.42	(3)	$19,414,375	$75.47	(3)	95,512	$3,312,274	$34.68	$3,312,274	$34.68
2011	252,405	22,282,894	88.28		22,382,638	88.68		334,489	25,197,297	75.33	25,331,706	75.73
2012	484,796	41,118,554	84.82		41,589,824	85.79		266,734	15,006,437	56.26	15,255,168	57.19
2013	133,882	12,347,314	92.23		12,360,969	92.33		221,321	10,890,035	49.20	11,198,236	50.60
2014	208,578	18,175,209	87.14		18,601,274	89.18		221,003	10,035,053	45.41	10,640,208	48.15
2015	391,199	41,125,001	105.13		47,597,993	121.67		257,514	13,456,394	52.26	12,797,068	49.69
2016	764,691	64,815,919	84.76		70,475,131	92.16		873,175	37,723,424	43.20	39,994,395	45.80
2017	1,465,529	130,339,452	88.94		138,803,472	94.71		209,115	9,885,766	47.27	10,350,615	49.50
2018	165,376	21,241,394	128.44		22,909,924	138.53		75,187	4,365,730	58.06	4,897,155	65.13
2019	1,022,464	81,566,183	79.77		88,574,728	86.63		86,339	3,830,363	44.36	4,207,535	48.73
Thereafter	3,481,808	272,874,521	78.37		321,053,800	92.21		467,280	23,975,117	51.31	26,631,915	56.99

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 80,227square feet. Excluding holdover rent, the expiring rental rate would be $62.13psf and $62.17.

Boston Properties, Inc.

Second Quarter 2010

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	234,469	$6,773,335	$28.89	$6,773,335	$28.89	821,166	$31,235,836	$38.04	$31,238,107	$38.04
2011	515,080	14,260,455	27.69	14,330,737	27.82	786,180	35,867,625	45.62	36,159,599	45.99
2012	826,465	26,528,141	32.10	26,998,262	32.67	816,967	32,331,145	39.57	33,334,296	40.80
2013	235,581	7,299,768	30.99	7,602,531	32.27	149,409	7,701,856	51.55	7,969,203	53.34
2014	206,369	5,855,860	28.38	6,056,559	29.35	676,257	21,625,155	31.98	23,373,010	34.56
2015	415,460	12,821,260	30.86	14,327,169	34.49	366,260	12,612,289	34.44	14,011,528	38.26
2016	265,271	8,584,131	32.36	9,374,507	35.34	384,268	15,055,390	39.18	17,366,894	45.19
2017	161,667	5,201,075	32.17	5,924,414	36.65	98,880	4,076,746	41.23	4,825,886	48.81
2018	4,064	102,359	25.19	116,249	28.60	282,354	13,605,404	48.19	16,176,416	57.29
2019	264,803	10,998,042	41.53	11,966,428	45.19	424,754	17,145,230	40.37	18,064,429	42.53
Thereafter	594,143	19,444,480	32.73	24,697,547	41.57	1,016,050	41,482,346	69.82	51,716,762	50.90

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	282,970	$4,380,347	$15.48	$4,380,347	$15.48
2011	—	—	—	—	—	84,778	1,885,841	22.24	1,931,085	22.78
2012	—	—	—	—	—	38,543	1,304,499	33.85	1,373,202	35.63
2013	—	—	—	—	—	311,087	5,058,902	16.26	5,156,263	16.57
2014	—	—	—	—	—	256,302	8,852,086	34.54	9,313,429	36.34
2015	—	—	—	—	—	234,107	7,694,960	32.87	8,584,174	36.67
2016	—	—	—	—	—	128,388	3,229,017	25.15	3,709,280	28.89
2017	—	—	—	—	—	74,901	2,516,674	33.60	3,095,191	41.32
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	64,938	$2,336,172	$35.98	$2,665,116	$41.04	(3)	—	$—	$—	$—	$—
2011	310,358	10,977,116	35.37	11,000,585	35.44		—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53		—	—	—	—	—
2013	225,136	7,569,342	33.62	7,764,388	34.49		—	—	—	—	—
2014	686,206	22,567,253	32.89	23,644,560	34.46		—	—	—	—	—
2015	190,584	5,925,116	31.09	6,287,864	32.99		—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85		—	—	—	—	—
2017	121,110	4,249,547	35.09	4,475,177	36.95		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46		—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 9,024 square feet. Excluding holdover rent, the expiring rental rate would be $35.98/sf.

Boston Properties, Inc.

Second Quarter 2010

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2010	Second Quarter 2009	Percent Change	Year to Date 2010	Year to Date 2009	Percent Change
Occupancy	82.4%	78.0%	5.6%	78.4%	73.6%	6.5%
Average Daily Rate	$209.16	$195.51	7.0%	$183.18	$182.97	0.1%
Revenue per available room	$172.39	$152.59	13.0%	$143.63	$134.64	6.7%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09
Greater Boston	93.8%	96.1%	81.1%	87.9%	87.9%	92.3%
Greater Washington	98.3%	99.4%	97.0%	95.6%	97.5%	97.2%
Midtown Manhattan	97.1%	91.6%	n/a	n/a	97.1%	91.6%
Princeton/East Brunswick, NJ	n/a	n/a	80.8%	82.5%	80.8%	82.5%
Greater San Francisco	89.9%	91.0%	94.7%	94.6%	91.3%	92.1%

Total Portfolio	95.4%	94.0%	88.9%	90.8%	92.9%	92.7%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09	30-Jun-10	30-Jun-09
Total Office Portfolio	95.3%	93.9%	89.8%	91.7%	93.3%	93.1%
Total Office/Technical Portfolio 100.0%	100.0%	100.0%	81.0%	82.1%	84.6%	85.5%

Total Portfolio	95.4%	94.0%	88.9%	90.8%	92.9%	92.7%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Second Quarter 2010

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	114	19	1	134
Square feet	32,899,342	1,590,387	330,400	34,820,129
Percent of in-service properties	96.0%	100.0%	100.0%	96.2%
Occupancy @ 06/30/09	93.1%	85.5%	—	92.7%
Occupancy @ 06/30/10	93.3%	84.6%	—	92.9%
Percent change from 2nd quarter 2010 over 2nd quarter 2009 (2):
Rental revenue	-1.4%	-0.7%	13.2%
Operating expenses and real estate taxes	-2.3%	-5.9%	13.6%
Consolidated Net Operating Income (3) - excluding hotel				-0.9	%(2)
Consolidated Net Operating Income (3) - Hotel				12.0	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-5.4	%(2)
Portfolio Net Operating Income (3)				-1.7%
Rental revenue - cash basis	-5.3%	-0.3%	13.2%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	-7.0%	1.9%		-6.7	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				12.0	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				10.3	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				-4.4%

Same Property Lease Analysis - quarter ended June 30, 2010

	Office	Office/Technical	Total
Vacant space available @ 4/1/2010 (sf)	2,223,073	206,368	2,429,441
Square footage of leases expiring or terminated 4/1/2010-6/30/2010	1,167,268	25,000	1,192,268

Total space for lease (sf)	3,390,341	231,368	3,621,709

New tenants (sf)	434,361	—	434,361
Renewals (sf)	731,468	—	731,468

Total space leased (sf)	1,165,829	—	1,165,829

Space available @ 6/30/2010 (sf)	2,224,512	231,368	2,455,880

Net (increase)/decrease in available space (sf)	(1,439)	(25,000)	(26,439)
2nd generation Average lease term (months)	66	—	66
2nd generation Average free rent (days)	49	—	49
2nd generation TI/Comm PSF	$23.81	$—	$23.81
Increase (decrease) in 2nd generation gross rents (6)	28.54%	—	28.54%
Increase (decrease) in 2nd generation net rents (6)	40.52%	—	40.52%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 990,039 square feet.

Boston Properties, Inc.

Second Quarter 2010

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2010	June 30, 2009
	(in thousands)
Net income attributable to Boston Properties, Inc.	$61,412	$67,152
Net income attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	836	972
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	125	629
Noncontrolling interest - common units of the Operating Partnership	9,250	10,629
Noncontrolling interests in property partnerships	864	691
Gains on sales of real estate	(969)	(4,493)
Income (loss) from unconsolidated joint ventures	(7,465)	351

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	64,053	75,931

Add:
Losses (gains) from investments in securities	678	(1,194)
Losses from early extinguishment of debt	6,051	494
Depreciation and amortization	81,400	87,005
Interest expense	96,755	78,633
General and administrative expense	17,648	18,532

Subtract:
Interest and other income	(2,117)	(442)
Development and management services income (1)	(18,884)	(8,551)

Consolidated Net Operating Income	245,584	250,408
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	61,655	64,939

Combined Net Operating Income	307,239	315,347
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,109)	(1,084)

Portfolio Net Operating Income	$306,131	$314,263

Same Property Net Operating Income	293,207	298,376
Net operating income from non Same Properties (3)	8,768	1,029
Termination income	4,156	14,858

Portfolio Net Operating Income	$306,131	$314,263

Same Property Net Operating Income	293,207	298,376
Less straight-line rent and fair value lease revenue	44,214	37,962

Same Property Net Operating Income - cash basis	$248,993	$260,414

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2010

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-10	30-Jun-09			30-Jun-10	30-Jun-09
Rental Revenue	$344,703	$359,893			$11,549	$11,634
Less Termination Income	2,346	12,600			—	—

Rental revenue - subtotal	342,357	347,293	(4,936)	-1.4%	11,549	11,634	(85)	-0.7%
Operating expenses and real estate taxes	118,192	120,919	(2,727)	-2.3%	3,070	3,262	(192)	-5.9%

Net Operating Income (1)	$224,165	$226,374	$(2,209)	-1.0%	$8,479	$8,372	$107	1.3%

Rental revenue - subtotal	$342,357	$347,293			$11,549	$11,634
Less straight line rent and fair value lease revenue	22,099	9,098	13,001	142.9%	6	57	(51)	-89.5%

Rental revenue - cash basis	320,258	338,195	(17,937)	-5.3%	11,543	11,577	(34)	-0.3%
Less:
Operating expenses and real estate taxes	118,192	120,919	(2,727)	-2.3%	3,070	3,262	(192)	-5.9%

Net Operating Income (2) - cash basis	$202,066	$217,276	$(15,210)	-7.0%	$8,473	$8,315	$158	1.9%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-10	30-Jun-09			30-Jun-10	30-Jun-09
Rental Revenue	$356,252	$371,527			$8,371	$7,396
Less Termination Income	2,346	12,600			—	—

Rental revenue - subtotal	353,906	358,927	(5,021)	-1.4%	8,371	7,396	$975	13.2%
Operating expenses and real estate taxes	121,262	124,181	(2,919)	-2.4%	6,089	5,359	730	13.6%

Net Operating Income (1)	$232,644	$234,746	$(2,102)	-0.9%	$2,282	$2,037	$245	12.0%

Rental revenue - subtotal	$353,906	$358,927			$8,371	$7,396
Less straight line rent and fair value lease revenue	22,105	9,155	12,950	141.5%	(1)	(1)	—	0.0%

Rental revenue - cash basis	331,801	349,772	(17,971)	-5.1%	8,372	7,397	975	13.2%
Less:
Operating expenses and real estate taxes	121,262	124,181	(2,919)	-2.4%	6,089	5,359	730	13.6%

Net Operating Income (2) - cash basis	$210,539	$225,591	$(15,052)	-6.7%	$2,283	$2,038	$245	12.0%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-10	30-Jun-09			30-Jun-10	30-Jun-09
Rental Revenue	$81,537	$84,043			$446,160	$462,966
Less Termination Income	1,810	2,258			4,156	14,858

Rental revenue - subtotal	79,727	81,785	$(2,058)	-2.5%	442,004	448,108	(6,104)	-1.4%
Operating expenses and real estate taxes	21,446	20,192	1,254	6.2%	148,797	149,732	(935)	-0.6%

Net Operating Income (1)	$58,281	$61,593	$(3,312)	-5.4%	$293,207	$298,376	$(5,169)	-1.7%

Rental revenue - subtotal	$79,727	$81,785			$442,004	$448,108
Less straight line rent and fair value lease revenue	22,110	28,808	(6,698)	-23.3%	44,214	37,962	6,252	16.5%

Rental revenue - cash basis	57,617	52,977	4,640	8.8%	397,790	410,146	(12,356)	-3.0%
Less:
Operating expenses and real estate taxes	21,446	20,192	1,254	6.2%	148,797	149,732	(935)	-0.6%

Net Operating Income (2) - cash basis	$36,171	$32,785	$3,386	10.3%	$248,993	$260,414	$(11,421)	-4.4%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2010

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2010

	Office	Office/Technical	Total
Vacant space available @ 4/1/2010 (sf)	2,297,992	206,368	2,504,360
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	356,367	—	356,367
Leases expiring or terminated 4/1/2010-6/30/2010 (sf)	1,198,346	25,000	1,223,346

Total space for lease (sf)	3,852,705	231,368	4,084,073

New tenants (sf)	807,329	—	807,329
Renewals (sf)	762,272	—	762,272

Total space leased (sf)	1,569,601	—	1,569,601 (1)

Space available @ 6/30/2010 (sf)	2,283,104	231,368	2,514,472

Net (increase)/decrease in available space (sf)	14,888	(25,000)	(10,112)
2nd generation Average lease term (months)	66	—	66
2nd generation Average free rent (days)	47	—	47
2nd generation TI/Comm PSF	$23.18	$—	$23.18
Increase (decrease) in 2nd generation gross rents (2)	27.67%	—	27.67%
Increase (decrease) in 2nd generation net rents (3)	39.08%	—	39.08%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	356,367	166,240	4.60%	10.25%	522,607	262,946
Washington	72,123	518,732	10.80%	14.87%	590,855	137,330
New York	—	299,229	59.67%	90.94%	299,229	77,246
San Francisco	—	151,532	-7.95%	-12.13%	151,532	101,428
Princeton	—	5,378	-5.09%	-8.08%	5,378	163,339

	428,490	1,141,111	27.67%	39.08%	1,569,601	742,289

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,021,117.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,021,117.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 239,413.

Boston Properties, Inc.

Second Quarter 2010

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2010	Q1 2010	2009	2008		2007
Recurring capital expenditures	$1,996	$1,044	$27,813	$29,781		$36,599
Planned non-recurring capital expenditures associated with acquisition properties	22	112	865	3,203		1,490
Hotel improvements, equipment upgrades and replacements	182	307	1,515	2,317	(1)	1,127

	$2,200	$1,463	$30,193	$35,301		$39,216

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2010	Q1 2010	2009	2008	2007
Office
Square feet	1,141,111	1,991,944	3,545,251	2,472,619	3,201,812

Tenant improvement and lease commissions PSF	$23.18	$45.21	$32.59	$30.17	$23.88

Office/Technical
Square feet	—	31,060	115,848	26,388	226,692

Tenant improvement and lease commissions PSF	$—	$0.51	$0.13	$—	$26.62

Average tenant improvement and lease commissions PSF	$23.18	$44.46	$31.56	$29.85	$24.06

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2010

ACQUISITIONS/DISPOSITIONS

as of June 30, 2010

ACQUISITIONS

For the period from January 1, 2010 through June 30, 2010

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
500 North Capitol (30% ownership interest)	Apr-10	175,698	$8,485,000	$—	$8,485,000	100%

Total Acquisitions		175,698	$8,485,000	$—	$8,485,000	100%

DISPOSITIONS

For the period from January 1, 2010 through June 30, 2010

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
20 F Street Land (1)	Apr-08	—	$—	$1,765,000
280 Park Avenue (2)	Jun-06	—	—	969,000

Total Dispositions		—	$—	$2,734,000

(1)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The gain on sale totaling approximately $23.4 million was deferred and has been recognized over the construction period. During the six months ended June 30, 2010, the Company completed construction of the project and recognized the remaining gain on sale totaling approximately $1.8 million.
(2)	280 Park Avenue was sold in 2006. The Company had entered into a master lease obligation with the buyer resulting in the deferral of a portion of the book gain on sale. During the three months ended June 30, 2010, the Company satisfied the remaining requirement of the master lease obligation and recognized the remaining deferred gain on sale of approximately $1.0 million.

Boston Properties, Inc.

Second Quarter 2010

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2010

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at June 30, 2010	Estimated Future Equity Requirement		Percentage Leased (3)
Atlantic Wharf (4)	Q1 2011	Q1 2012	Boston, MA	2	860,000	$469,803,729	$600,000,000	$215,000,000	—	$(84,803,729	)(5)	58	%(6)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	160,368,356	380,000,000	—	—	219,631,644		50	%(8)

Total Properties under Construction				4	1,640,000	$630,172,085	$980,000,000	$215,000,000	$—	$134,827,915		55	%(6)(8)

PROJECTS PLACED-IN-SERVICE DURING 2010

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)		Debt	Drawn at June 30, 2010	Estimated Future Equity Requirement	Percentage Leased
Weston Corporate Center	Q2 2010	Q2 2010	Weston, MA	1	356,367	$124,192,748	$129,000,000	(9)	$—	$—	$4,807,252	100%

Total Projects Placed in Service				1	356,367	$124,192,748	$129,000,000		$—	—	$4,807,252	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)

103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$24.29	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	36.0%	16.35	N	S	414,000	(12)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.13	N	S	386,000	(12)
North First Business Park	San Jose, CA	5	190,636	75.8%	16.77	N	S	683,000
635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
500 North Capitol (30% ownership)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD	181,000

Total Properties held for Re-Development		10	733,203	84.3%	$28.36			2,379,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period.
(3)	Represents percentage leased as of July 27, 2010.
(4)	Project includes 70,000 square feet of residential space for rent and 24,000 square feet of retail space.
(5)	The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(6)	Percentage leased excludes 70,000 square feet of residential space.
(7)	Project includes 280,000 square feet of residential space and 77,000 square feet of retail space and is subject to a ground lease expiring in 2068.
(8)	Percentage leased excludes 280,000 square feet of residential space.
(9)	Estimated total investment reduced from $150 million to $129 million due to savings in project costs.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(11)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.
(12)	Total estimated square footage represents the entire site including the buildings reclassified to Land in Q1, 2010.

Boston Properties, Inc.

Second Quarter 2010

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2010

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
New York, NY (3)	1.0	1,000,000
Reston, VA (4)	33.8	910,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Washington, DC (1)(5)	1.7	631,000
Boston, MA (6)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Cambridge, MA	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (7)	0.2	TBD

	367.7	10,890,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2010

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (8)	143.1	1,780,000
Cambridge, MA (9)	—	200,000

	143.1	1,980,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street, to facilitate a restart of construction in the future.
(4)	Excludes 340,000 developable square feet related to the July 1, 2010 acquisition of land in Reston Town Center which is permitted for residential and retail use.
(5)	On April 1, 2010, the Company jointly acquired 500 North Capitol with 181,000 developable square feet.
(6)	Excludes 250,000 developable square feet of which the Company has executed an agreement to ground lease with a Residential developer.
(7)	The venture owns five lots with air rights and developable square footage remains to be determined.
(8)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(9)	The Company has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Second Quarter 2010

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the gain from suspension of development, non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2010

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, depreciation and amortization, interest expense, losses from early extinguishments of debt and losses (gains) from investments in securities, less interest income, development and management services income, gain from suspension of development, gains from property dispositions, and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.